                             POWER OF ATTORNEY
                             -----------------

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Paul H. Hatfield, John M. Casper, John
F. McCartney and Charles R. Miller, jointly and severally, each in his own capacity, his true and lawful attorney-in-fact, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the 1996 Form 10-K, Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Signature                                  Title                           Date
      ---------                                  -----                           ----

/s/  Andrew B. Craig, III                       Director                    January 8, 1997
------------------------------
Andrew B. Craig, III


/s/  Jerry B. Davis                             Director                    January 8, 1997
------------------------------
Jerry B. Davis


/s/  Louis Fernandez                            Director                    January 8, 1997
------------------------------
Louis Fernandez


/s/  Wayne J. Grace                             Director                    January 8, 1997
------------------------------
Wayne J. Grace


/s/  Paul H. Hatfield                           Director                    January 8, 1997
------------------------------
Paul H. Hatfield


/s/  Richard L. O'Shields                       Director                    January 8, 1997
------------------------------
Richard L. O'Shields


/s/  Fairfax F. Pollnow                         Director                    January 8, 1997
------------------------------
Fairfax F. Pollnow




                                    -65-


/s/  Brian M. Rushton                           Director                    January 8, 1997
------------------------------
Brian M. Rushton


/s/  Joseph T. Williams                         Director                    January 8, 1997
------------------------------
Joseph T. Williams


STATE OF MISSOURI      )
                       )  SS.
COUNTY OF ST. LOUIS    )

      On this 8th day of January, 1997, before me personally appeared
Andrew B. Craig, III, Louis Fernandez, Wayne J. Grace, Paul H. Hatfield, Jerry B. Davis, Brian M. Rushton, Richard L. O'Shields, Fairfax F. Pollnow, and Joseph T. Williams, to me known to be the persons described in and who executed the foregoing Power of Attorney, and acknowledged that they executed the same as their free act and deed.



                                                      Edith I Rudder
                                                      --------------
                                                      Notary Public


My Commission Expires December 3, 1998